FIS Knights of Columbus Global Belief ETF (KOCG)

SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION

Supplement dated February 1, 2023

to the Statement of Additional Information (“SAI”) dated September 28, 2022 (as revised November 21, 2022)

The following replaces the chart in the SAI entitled “Officer Information” under the heading “Board of Trustees of the Trust”:

Officer Information

The Officers of the Trust, their addresses, positions with the Trust, ages and principal occupations during the past five years are set forth below.

The address for each officer is c/o SHP ETF Trust, 14785 Preston Road, Suite 1000, Dallas, TX 75254. Each officer serves an indefinite term or until their successors are elected and qualified.

Officer’s Name, and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During The Past Five Years
Josh Hunter, 1981	Treasurer	Since 2021	Fund Principal Financial Officer, Foreside Management Services LLC (July 2015 - Present).
Michael J. Skillman, 1963	Secretary	Since 2021	Chief Executive Officer, Faith Investor Services (May 2021 – Present); Chief Executive Officer, Cadence Capital Management (September 1988 – December 2020); President, Pacific Global ETF Trust (February 2019 – September 2020).
Jack Huntington, 1970	Chief Compliance Officer	Since 2023	Senior Principal Consultant and Fund Chief Compliance Officer at Foreside Fund Officer Services, LLC (October 2015 to present).

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The Fund’s Prospectus and SAI dated September 28, 2022 (as revised November 21, 2022), provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and SAI have been filed with the Securities and Exchange Commission, are incorporated herein by reference and are available upon request and without charge by calling toll-free 1 (800) 617-0004 .

Please retain this Supplement for future reference.